March 18, 2020 Company Update Exhibit 99.1

Forward-Looking Statements This presentation contains, and our officers and representatives may make, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, and other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in or made in connection with this presentation. Such risks and uncertainties include, but are not limited to, the following: The general political, economic and competitive conditions in the markets in which we invest; The level and volatility of prevailing interest rates and credit spreads; Adverse changes in the real estate and real estate capital markets; General volatility of the securities markets in which we participate; Changes in our business, investment strategies or target assets; Difficulty in obtaining financing or raising capital; Reductions in the yield on our investments and increases in the cost of our financing; Adverse legislative or regulatory developments, including with respect to tax laws; Acts of God such as hurricanes, mudslides, volcanic eruptions, earthquakes, wildfires, floods, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; Changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; Deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments and potentially principal losses to us; Defaults by borrowers in paying debt service on outstanding indebtedness; The adequacy of collateral securing our investments and declines in the fair value of our investments; Adverse developments in the availability of desirable investment opportunities; Difficulty in successfully managing our growth, including integrating new assets into our existing systems; The cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; The potential availability of London Interbank Offered Rate (“LIBOR”) after December 31, 2021; The availability of qualified personnel and our relationship with our Manager (defined as our external manager, TPG RE Finance Trust Management, L.P.); Conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; Our qualification as a real estate investment trust for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended; and Authoritative U.S. GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission, the Internal Revenue Service, the New York Stock Exchange and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. There may be other risks, uncertainties or factors that may cause our actual results to differ materially from the forward-looking statements contained in or made in connection with this presentation, including risks, uncertainties and factors disclosed in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Moreover, each of the factors summarized above is likely to also be impacted directly or indirectly by the ongoing impact of the Coronavirus and investors are cautioned to interpret substantially all of the risks identified in the Company’s previously published “Risk Factors” as being heightened as a result of the ongoing impact of the Coronavirus. You should evaluate all forward-looking statements contained in or made in connection with this presentation in the context of these risks, uncertainties and other factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained in or made in connection with this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in the documents we file with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. TPG RE Finance Trust, Inc.

TPG RE Finance Trust, Inc. TPG RE Finance Trust, Inc. Snapshot Source: Company financials as of 12/31/19, unless otherwise noted TRTX is a leading commercial mortgage REIT targeting the direct origination of first mortgage loans, repeat business, and a strong liability structure based on a diverse array of counterparties $5.6 billion Total Outstanding Loan Commitments $5.0 billion Unpaid Principal Balance of Loans L+3.5% Weighted Average Loan Interest Rate 100% Floating Rate Assets and Liabilities $2.0 billion of financing capacity across 8 credit facilities 65.4% Weighted Average LTV Substantial equity commitment by borrowers 2.8x Debt to Equity Ratio 65 Loans Average size of $86.6M 100% of Loans contain LIBOR floors WA LIBOR of 1.63% 95% in-the-money at 3/13/20 $4.7 million Of new ongoing [ ] through March 13 $__ million Of requirements through March 13 72% of loan portfolio is office or multifamily 52% office 20% multifamily Only 1% of loan commitments are construction loans $296 million of cash and immediately available liquidity at 3/17/2020 Only 14% of loan commitments are hotel (13.4%) and retail (0.6%) vs. peer average of 22% 52% of liabilities are term funded

Diversified Loan Portfolio

National, Major Market Footprint[2]



MI 3.7%
PA 8.3%
NY 16.6%
MA 2.5%
NJ 3.3%
MD 1.4%
NV 2.0%
IL 1.6%
OH 1.0%
VA 3.2%
KY 0.7
MO 2.3%
NC 5.3%
AZ 1.1%
CA 20.9%
GA 4.9%
TX 11.5%
LA 1.0%
FL 7.8%
HI 0.8%

Lending Focused in Top 25 Markets[1]



Other 16.0%
Top 10 56.9%
Top 11-25 27.1%

Top 25 Markets Account for 84.0% of Total Loan Commitments

Property Diversity[2]



Mixed-Use 10.7%
Hotel 13.4%
Condominium[3] 1.7%
Retail 0.6%
Multifamily 19.6%
Other[5] 2.0%
Office 52.0%

Geographic Diversity[2,4]



Southwest 12.2%
East 38.7%
Southeast 11.7%
Various 4.0%
Midwest 8.6%
West 24.8%

Fixed vs. Floating



Floating 100.0%

Loan Category[2,4]



Construction 0.6%
Bridge 35.6%
Moderate Transitional 30.2%
Light Transitional 33.6%

- Loan Portfolio: $5.6 billion[2]
- Loan Type: First Mortgage 99.6% | Mezzanine Loan 0.4%
- Weighted Average Interest Rate: LIBOR plus 3.5%
- Weighted Average LTV: 65.4%[4]
- Property Diversity: Office is highest concentration: 52.0%

1. Top 25 markets determined by US Census. Portfolio loans with collateral properties located in multiple MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance
2. By total loan commitment at December 31, 2019
3. Condominium exposure reflects total loan commitments for the Company's five condominium inventory loans. The Company's exposure is reduced by the related aggregate net sales value of executed sales contracts through December 31, 2019 (or 1.1% condominium exposure)
4. See Appendix for definitions, including LTV, Loan Category, and Geographic Diversity definitions
5. Includes one land loan with a total loan commitment of $112.0 million. This property type is referred to as "Other" in Note 15 to the Consolidated Financial Statements included in the Company's Form 10-K for the year ended December 31, 2019

TPG RE Finance Trust, Inc. Company Update I March 2020 4

Portfolio Migration Property Type3 Loan Category2 Average Loan Size1 Geographic Region ($ in millions) 1. Loan origination amounts include loans acquired 2. See Appendix for definitions, including loan category definitions 3. For clarity of presentation, this excludes industrial and land, which combined is 2.0% of the portfolio Note: Amounts shown are based on loan commitment per the Company’s records and related SEC filings, as applicable. During the year ended December 31, 2017, the Company refined its property type classification related to assets within its Mixed Use, Office, Retail, and Other categories. No other categories were impacted as a result of this refinement during the year ended December 31, 2017. All prior periods are presented consistent with these revisions TPG RE Finance Trust, Inc.

Secured Credit Agreement2 1 Lender Loan Portfolio Financing Non-recourse, Matched-term Financing Mitigates Risk and Sustains Levered Returns Matched-term, non-mark-to-market financing represents 51.8% of total financing Loan financing commitments totaled $6.0 billion at December 31, 2019, including available financing capacity of $2.2 billion On October 25, 2019, closed TRTX 2019 FL-3, a $1.2 billion managed CRE CLO, with a 24-month reinvestment period, an advance rate of 84.5%, and a weighted average interest rate at issuance of LIBOR plus 1.44%, before transaction costs At December 31, 2019, Debt to Equity and Total Leverage Ratios were 2.84x and 2.93x respectively $ Millions Non-recourse, non-mark-to-market loan financing is 51.8% of total Loan Financing Utilization1 Commitments $132.0 Loan Financing Commitments: $6.0 Billion $ Millions Secured Revolving Repurchase Agreements 6 Lenders Senior Secured Credit Agreement 1 Lender Collateralized Loan Obligation TRTX 2018-FL2 TRTX 2019-FL3 Asset-specific Financing 1 Lender Non-consolidated Senior Interest 1 Lender $77.0 $145.6 1. Total Loan Portfolio Financing Capacity and Financing Utilization relates only to the financing of the Company’s loan investments. Excludes items related to CMBS and CRE CLO investments. Totals may not sum due to rounding. 2. Borrowings are 100% recourse to the Company Note: Totals may not sum due to rounding TPG RE Finance Trust, Inc.

Capital Position 1. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage 2. Liquidity available to us without the need to pledge additional collateral to our lenders 3. Current market value based on dealer indications 4. Par value at December 31, 2019 5. Subject to lenders’ approval of qualifying collateral TPG RE Finance Trust, Inc. Liquidity $ in millions Leverage Ratio¹ 3/17/2020 Cash on Hand $143.2 TRTX 2018-FL2 Reinvestment Capacity 0.2 TRTX 2019-FL3 Reinvestment Capacity 31.4 Approved and Undrawn Capacity on Credit Facilities 121.32 $296.1 Additional Sources Net Equity in CRE Debt Securities $122.53 Total Availability Under Secured Credit Facilities $1,958.15 12/31/2019 Cash on Hand $79.2 TRTX 2018-FL2 Reinvestment Capacity 0.1 TRTX 2019-FL3 Reinvestment Capacity 1.3 Approved and Undrawn Capacity on Credit Facilities 279.12 $359.7 Additional Sources Net Equity in CRE Debt Securities $105.74 Total Availability Under Secured Credit Facilities $2,195.05

Interest Rate Sensitivity TPG RE Finance Trust, Inc. 100% floating rate loan portfolio that benefits from contractual interest rate floors with a weighted average strike LIBOR rate of 1.63% portfolio-wide Net floating rate mortgage loan exposure of $1.3 billion generates an annualized increase in net interest income of approximately $6.7 million for every 50 basis point increase in 1-month LIBOR1 Loan Portfolio Composition $ Millions Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR (bps)1,2 Benefit of LIBOR Floors Impact on Annualized Net Interest Income per Common Share $0.62 $0.39 $0.20 - $0.09 $0.18 $0.26 1. See Part II, Item 7A of the Company’s Form 10-K for additional details related to the Company’s interest rate risk for the period ended December 31, 2019 2. Based on 1-month LIBOR at December 31, 2019 of 1.76% Note: Excludes items related to CMBS and CRE CLO investments

Loan Portfolio Size – UPB ($B) $5.0 $16.3 $4.9 $9.1 $6.5 $3.4 $4.3 Unfunded Commitments ($B) $0.6 $3.9 $0.6 $3.2 $1.9 $0.3 $0.7 Total Loan Commitments ($B) $5.6 $20.2 $5.6 $12.3 $8.4 $3.7 $5.0 Deferred Fundings as a % of Loan Commitments 11% 19% 11% 26% 23% 8% 14% Portfolio Weighted Average LTV 65.4% 64.8% 66.0% 64.1% NA 69.9% 64.2% Number of Loans 65 1282 39 110 72 159 122 Average Loan Size - UPB ($MM) $77 $127 $126 $83 $90 $21 $35 First Mortgages as % of Loan Portfolio 99.6% 90.3% 99.2% 93.8% 83.6% 96.2% 98.6% Net Debt + Preferred / Equity 2.8x 3.0x 3.5x 1.9x 1.4x 3.0x 3.3x GAAP Equity ($M) $1,504 $3,785 $1,122 $5,137 $2,630 $1,639 $1,019 Property Mix:               % Portfolio – Hotel 13% 18% 4% 21% 26% 11% 15% % Portfolio – Retail 1% 2% 5% 3% 10% 11% 9% Total % Portfolio – Hotel + Retail 14% 20% 9% 24% 36% 22% 24% Average for competitive set 22.5% TPG RE Finance Trust, Inc. Competitor Analysis 1 1. STWD metrics based on commercial loan portfolio 2. Number of loans in portfolio excludes $99 million subordinate risk retention interest in the $1.0 billion 2018 Single Asset Securitization Source: Public filings as of December 31, 2019

Appendix

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]
Loan 1	$350.8	$316.1	L+ 2.9%	4.7 years	New York, NY	Office	$692 Sq. ft.	72.8%
Loan 2	$223.0	$167.8	L+ 3.4%	4.6 years	Atlanta, GA	Office	$214 Sq. ft.	61.4%
Loan 3	$210.0	$151.9	L+ 3.6%	4.0 years	Detroit, MI	Office	$217 Sq. ft.	59.8%
Loan 4	$206.5	$198.4	L+ 2.9%	4.0 years	Various, FL	Multifamily	$181,299 / Unit	76.6%
Loan 5	$200.0	$165.7	L+ 2.9%	4.7 years	New York, NY	Office	$904 Sq. ft.	65.2%
Loan 6	$190.1	$168.8	L+ 3.0%	4.9 years	San Diego, CA	Office	$248 Sq. ft.	51.9%
Loan 7	$190.0	$182.9	L+ 2.7%	3.5 years	Philadelphia, PA	Office	$177 Sq. ft.	73.6%
Loan 8	$180.0	$180.0	L+ 3.8%	2.9 years	Charlotte, NC	Hotel	$257,143 / Unit	65.5%
Loan 9	$173.3	$165.1	L+ 4.3%	2.8 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%
Loan 10	$165.0	$160.0	L+ 3.8%	3.2 years	Various, NJ	Multifamily	$132,850 / Unit	78.4%
Loans 11 – 70	**$3,540.1**	**$3,141.5**	**L + 3.6%[4]**	**3.7 years**				**63.7%**
Total Loan Portfolio	**$5,628.8**	**$4,998.2**	**L + 3.5%[4]**	**3.8 years**				**65.4%**

1. Represents TRTX's potential maximum loan commitment / balance
2. Represents TRTX's current loan balance and excludes pari passu and junior positions in the same capital structure
3. See Appendix for definitions, including definition of LTV
4. Represents the weighted average interest rate as of December 31, 2019, which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at December 31, 2019

Note: As of December 31, 2019. Excludes CRE Debt Securities investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform

TPG RE Finance Trust, Inc.
Company Update I March 2020 11

All amounts in thousands except share and per share amounts ASSETS December 31, 2019 December 31, 2018 Cash and Cash Equivalents $79,182 $39,720 Restricted Cash 484 1,000 Accounts Receivable 2,344 38 Accounts Receivable from Servicer/Trustee 13,741 96,464 Accrued Interest Receivable 28,107 20,731 Loans Held for Investment, net (includes $2,601,152 and $2,219,574 pledged as collateral under secured revolving repurchase and secured credit agreements) 4,980,389 4,293,787 Investment in Available-for-Sale CRE Debt Securities (includes $786,408 and $36,307 pledged as collateral under secured revolving repurchase agreements) 787,552 74,381 Other Assets, Net 1,071 669 Total Assets $5,892,870 $4,526,790 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable $6,665 6,146 Accrued Expenses 8,176 8,151 Secured Revolving Repurchase, Senior Secured, and Secured Credit Agreements (net of deferred financing costs of $11,632 and $10,448) 2,448,422 1,494,078 Collateralized Loan Obligations (net of deferred financing costs of $13,632 and $12,447) 1,806,428 1,509,930 Term Loan Facility (net of deferred financing costs of $0 and $758) — 113,504 Asset-Specific Financings (net of deferred financing costs of $294 and $129) 76,706 32,371 Payable to Affiliates 9,520 5,996 Deferred Revenue 164 463 Dividends Payable 32,835 28,981 Total Liabilities $4,388,916 $3,199,620 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value per share; 100,000,000 shares authorized; 125 and 0 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value per share; 300,000,000 shares authorized; 74,886,113 and 66,020,387 shares issued and outstanding, respectively) 75 67 Class A Common Stock ($0.001 par value per share; 2,500,000 shares authorized; 1,136,665 and 1,143,313 shares issued and outstanding, respectively) 1 1 Additional Paid-in-Capital 1,530,935 1,355,002 Retained Earnings (Accumulated Deficit) (28,108) (25,915) Accumulated Other Comprehensive Income (Loss) 1,051 (1,985) Total Stockholders' Equity 1,503,954 1,327,170 Total Liabilities and Stockholders' Equity $5,892,870 $4,526,790 Consolidated Balance Sheets TPG RE Finance Trust, Inc.

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (three months ended December 31 is unaudited) Three Months Ended Dec 31, Year Ended Dec 31, INTEREST INCOME 2019 2018 2019 2018 Interest Income $82,597 $71,673 $339,814 $265,594 Interest Expense (41,174) (35,576) (174,841) (126,025) Net Interest Income 41,423 36,097 164,973 139,569 OTHER REVENUE Other Income, net 760 487 1,754 1,307 Total Other Revenue 760 487 1,754 1,307 OTHER EXPENSES Professional Fees 1,007 503 3,719 3,162 General and Administrative 1,033 877 5,562 4,039 Servicing and Asset Management Fees (67) 345 1,837 2,646 Management Fee 5,623 5,018 21,571 19,364 Incentive Management Fee 1,629 1,144 7,146 4,384 Total Other Expenses 9,225 7,887 39,835 33,595 Income Before Income Taxes 32,958 28,697 126,892 107,281 Income Tax (Expense) Income, net (51) (132) (579) (340) Net Income $32,907 $28,565 $126,313 $106,941 Preferred Stock Dividends (5) - (15) (3) Net Income Attributable to TPG RE Finance Trust, Inc. $32,902 $28,565 $126,298 $106,938 Basic Earnings per Common Share $0.44 $0.43 $1.73 $1.70 Diluted Earnings per Common Share $0.44 $0.43 $1.73 $1.70 Weighted Average Number of Common Shares Outstanding Basic: 74,504,278 67,185,646 72,743,171 63,034,806 Diluted: 74,504,278 67,185,646 72,743,171 63,034,806 Dividends Declared per Common Share $0.43 $0.43 $1.72 $1.71 OTHER COMPREHENSIVE INCOME Net Income $32,907 $28,565 $126,313 $106,941 Unrealized Gain (Loss) on Available-for-Sale CRE Debt Securities 74 (836) 3,036 (1,951) Comprehensive Net Income $32,981 $27,729 $129,349 $104,990 TPG RE Finance Trust, Inc.

Consolidated Statements of Cash Flows All amounts in thousands Cash Flows from Operating Activities: Dec 31, 2019 Dec 31, 2018 Net Income $126,313 $106,941 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (16,331) (15,915) Amortization of Deferred Financing Costs 19,040 17,157 Stock Compensation Expense 2,556 665 Loss on Sale of Loans Held for Investment and Available-for-Sale CRE Debt Securities 278 524 Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable (2,306) 103 Accrued Interest Receivable (6,549) (5,270) Accrued Expenses (4,678) 1,626 Accrued Interest Payable 519 761 Payable to Affiliates 3,524 769 Deferred Fee Income (299) 146 Other Assets (402) 190 Net Cash Provided by Operating Activities $121,665 $107,697 Cash Flows from Investing Activities: Origination and Acquisition of Loans Held for Investment (2,341,692) (2,071,391) Advances on Loans Held for Investment (268,356) (258,308) Principal Repayments of Loans Held for Investment 1,961,906 1,131,294 Purchase of Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligation Securities (815,037) (143,503) Sale Proceeds from Loans Held for Investment 59,759 2,174 Principal Repayments and Sales of Commercial Mortgage-Backed and Commercial Real Estate Collateralized Loan Obligation Securities 94,790 146,869 Net Cash (Used in) Investing Activities ($1,308,630) ($1,192,865) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations (732,103) (13,800) Proceeds from Collateralized Loan Obligations 1,039,627 1,541,037 Payments on Secured Financing Agreements (3,823,037) (2,544,583) Proceeds from Secured Financing Agreements 4,708,802 2,070,584 Payment of Deferred Financing Costs (16,154) (29,279) Payments to Redeem Series A Preferred Stock - (125) Payments to Repurchase Common Stock (42) (8,842) Proceeds from Issuance of Preferred Stock 125 - Proceeds from Issuance of Common Stock 174,549 139,440 Payment of Equity Issuance and Equity Distribution Agreement Transaction Costs (1,246) (1,074) Dividends Paid on Common Stock (122,631) (101,283) Dividends Paid on Class A Common Stock (1,964) (1,921) Dividends Paid on Preferred Stock (15) (3) Net Cash Provided by Financing Activities $1,225,911 $1,050,151 Net Change in Cash, Cash Equivalents, and Restricted Cash 38,946 (35,017) Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 40,720 75,737 Cash, Cash Equivalents, and Restricted Cash at End of Period $79,666 $40,720 Supplemental Disclosure of Cash Flow Information: Interest Paid $155,282 $108,106 Taxes Paid 394 341 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment Held by Servicer/Trustee, net $12,950 $ 94,633 Principal Repayments of Available-for-Sale CRE Debt Securities Held by Servicer/Trustee, net - 213 Dividends Declared, not paid 32,835 28,981 Accrued Deferred Financing Costs 5,411 2,926 Unrealized Gain (Loss) on Available-for-Sale CRE Debt Securities 3,036 (1,951) Accrued Common Stock Repurchase Costs - 95 Year Ended TPG RE Finance Trust, Inc.

Definitions (cont.)

Deferred Fundings

- Borrower fundings that are made under existing loan commitments after loan closing date

Geographic Diversity

- TRTX provides herein additional detail by splitting the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX's Form 10-K at December 31, 2019 follows (dollars in millions):

Region	Form 10-K	Reclassification	Supplemental	% Total Commitment
East	$2,182.7	-	$2,182.7	38.7%
South	1,342.8	(1,342.8)	-	-
West	1,397.4	-	1,397.4	24.8%
Midwest	482.8	-	482.8	8.6%
Various	223.1	-	223.1	4.0%
Southeast	-	656.4	656.4	11.7%
Southwest	-	686.4	686.4	12.2%
Total	**$5,628.8**	**$-**	**$5,628.8**	**100.0%**

Note: Totals may not sum due to rounding

Leverage

- Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, less cash, to (ii) total stockholders' equity, at period end
- Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders' equity, at period end

TPG RE Finance Trust, Inc. Company Update I March 2020 15

Definitions (cont.) Bridge / Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is real estate value at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interests determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) TPG RE Finance Trust, Inc.

Definitions (cont.) Non-consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on the Company’s balance sheet. When TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party, the Company retains on its balance sheet a mezzanine loan Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income TPG RE Finance Trust, Inc.

Company Information

TPG RE Finance Trust, Inc. ("TRTX" or the "Company") is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate-related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG. TPG is a global alternative asset firm with a 25-year history and more than $119 billion of assets under management.

For more information regarding TRTX, visit www.tpgrefinance.com.

Contact Information

Headquarters:
888 Seventh Avenue
35th Floor
New York, NY 10106

New York Stock Exchange:
Symbol: TRTX

TPG RE Finance Trust, Inc.
Robert Foley
Chief Financial & Risk Officer
+1 (212) 430-4111
bfoley@tpg.com

Investor Relations:
+1 (212) 405-8500
IR@tpgrefinance.com

Media Contact:
TPG RE Finance Trust, Inc.
Courtney Power
+1 (415) 743-1550
media@tpg.com

Analyst Coverage

Citigroup
Arren Cyganovich
+1 (212) 816-3733

Deutsche Bank
George Bahamondes
+1 (212) 250-1587

JP Morgan
Richard Shane
+1 (415) 315-6701

Wells Fargo
Donald Fandetti
+1 (212) 214-8069

Compass Point
Jason Weaver
+1 (202) 548-8342

JMP Securities
Steven DeLaney
+1 (212) 906-3517

Raymond James
Stephen Laws
+1 (901) 579-4868

Transfer Agent

American Stock Transfer & Trust Company, LLC
+1 (800) 937-5449
help@astfinancial.com

TPG RE Finance Trust, Inc. Company Update I March 2020 18